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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported):    MARCH 21, 2000


                             METAMOR WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


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
                         0-26970                                                     76-0407849
                (Commission File Number)                                (I.R.S. Employer Identification No.)

                  FIVE POST OAK PARK
           4400 POST OAK PARKWAY, SUITE 1100
                    HOUSTON, TEXAS                                                 77027-3413
       (Address of principal executive offices)                                    (Zip Code)
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       Registrant's telephone number, including area code: (713) 548-3400


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ITEM 5.  OTHER EVENTS

         On March 21, 2000, Metamor Worldwide, Inc. ("Metamor") entered into an Agreement and Plan of Merger (the "Agreement") with PSINet Inc. ("PSINet") and PSINet Shelf IV Inc. Pursuant to terms of the Agreement, each share of Metamor common stock will be exchanged for 0.9 of one share of PSINet common stock upon closing of the merger. Completion of the transaction is subject to a number of conditions, including approval of the proposed merger by PSINet and Metamor stockholders and receipt of certain regulatory approvals. The transaction is expected to be completed by mid-2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

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
EXHIBIT NO.       DESCRIPTION
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
    2.1           Agreement and Plan of Merger dated March 21, 2000
   99.1           Press release issued March 22, 2000
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           METAMOR WORLDWIDE, INC.
                                           (Registrant)


Dated:  March 27, 2000                     By:  /s/ EDWARD L. PIERCE
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                                                    Edward L. Pierce
                                                    Executive Vice President and
                                                    Chief Financial Officer

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                                INDEX TO EXHIBITS


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
EXHIBIT NO.       DESCRIPTION
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
   2.1           Agreement and Plan of Merger dated March 21, 2000
  99.1           Press release issued March 22, 2000

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